Other operating (expenses) income	12 Months Ended
Dec. 31, 2021
Other operating (expenses) income
Other operating (expenses) income

28.         Other operating (expenses) income

	2021	2020	2019
Expense for legal provisions	(650,926)	(139,978)	(98,020)
Loss on sale of assets	(123,342)	(263,647)	(148,021)
Impairment loss of short–term assets	(83,773)	(34,416)	(90,441)
Gain on revaluation of assets in Guajira association (1)	—	1,284,372	—
Gain on acquisition of participations and interests (1)	—	86,026	1,048,924
Gain on loss of control in subsidiaries (2)	—	65,695	—
Other income (3)	785,297	120,114	344,354
	(72,744)	1,118,166	1,056,796
(1)	Results in the acquisition of Guajira in 2020: Ecopetrol $1,284,372 and Hocol $86,026. For Ecopetrol it corresponds to the revaluation of the assets that it already had in the Guajira association and for Hocol it corresponds to the Bargain obtained from the acquisition of the 43% stake. For 2019, this corresponds mainly to gains related to the business combination of Invercolsa S.A.
(2)	Recognition in 2020 of the disposal of net assets due to the loss of control due to the opening of the judicial liquidation process of Bioenergy S.A.S. and Bioenergy Zona Franca S.A.S. $65,570 (Note 2.2). Liquidation process of ECP Oil and Gas Germany GmbH COP$125.
(3)	It mainly corresponds to the compensation received by Cenit Transporte y Logística de Hidrocarburos and Oleoducto Bicentenario de Colombia, because of the approval of the conciliation agreement with the Frontera Group (Note 23.3).